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                                                                   EXHIBIT 10.21



                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE ("Amendment") is entered into by and among JEWETT FAMILY INVESTMENTS, L.L.C., a South Dakota limited liability company ("Lessor") and JEWETT DRUG CO., a South Dakota corporation ("Lessee") for the purpose of amending that certain lease, dated January 1, 1997 (the "Lease"), by and between Lessor and Lessee respecting 217 Railroad Avenue SE, Aberdeen, South Dakota 57402 (the "Premises"), more particularly described on Exhibit A, attached hereto and incorporated herein.

         WHEREAS, Harvey C. Jewett, IV, sole stockholder of Lessee and managing member of Lessor, plans to sell all of the issued and outstanding stock in Lessee to D&K Healthcare Resources, Inc., a Delaware corporation; and

         WHEREAS, Lessee and Lessor desire to amend the Lease as per their mutual agreement respecting the same,

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by each party hereto, the parties agree to amend the Lease as follows:

         1. Section 2(b) is hereby modified by deleting the following language from the first sentence thereof, "two (2) separate ten-year (10-year) renewal periods", and replacing it in its entirety by the following: "one (1) five-year (5-year) renewal period".

         2. The second paragraph of Section 3 is hereby deleted in its entirety and replaced by the following: "The monthly Base Rent for the premises is Six Thousand Six Hundred Sixty Six and 67/100 Dollars ($6,666.67)."

         3. The fourth sentence of the first paragraph of Section 8 is hereby deleted in its entirety and replaced by the following: "Except as otherwise provided in the hereinafter entitled paragraph 'Destruction of Premises', Tenant shall, at all times during the term hereof and at its sole cost and expense, repair any and all damage to the premises; notwithstanding the foregoing, Tenant shall have no obligation to make repairs to any structural member or major system of the premises, including without limitation the exterior walls and roofs thereof and the HVAC, plumbing or electrical systems thereof (collectively, the "Excluded Repair Items"). The obligation to repair any and all damage to Excluded Repair Items shall be the obligation of Landlord, who shall, once such obligation arises, promptly begin the repairs thereto and pursue such repairs diligently until completion."

         4.   The following shall be added to the end of the second paragraph of
Section 8: "Notwithstanding the foregoing, Tenant shall have no obligation to make repairs and/or alterations to the premises required because of violation of any governmental laws, regulations or requirements which existed on or before June 1, 1999 (the "Excluded Alteration Items"). The obligation to make alterations or repair any and all Excluded Alteration Items shall be the obligation of Landlord, who shall, once such obligation arises, promptly begin the repairs thereto and pursue such repairs


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diligently until completion."

         5. As modified by this instrument, the Lease remains in full force and effect.

         6. For purposes of executing this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be reexecuted in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment when executed in compliance with this paragraph.

         7. This Amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 1st day of June, 1999.

                                  JEWETT FAMILY INVESTMENTS  L.L.C.

                                  By: /s/ Harvey C. Jewett, IV
                                      ----------------------------------------
                                      Harvey C. Jewett, IV, Managing Member


                                  JEWETT DRUG CO.


                                  By: /s/ James Erickson
                                      ----------------------------------------
                                  Name: James Erickson
                                        --------------------------------------
                                  Title: President
                                         -------------------------------------

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                                   Exhibit A




Parcel 1: Lots 1 to 12, inclusive, Block 63, Hagerty & Lloyd's Addition to the City of Aberdeen, Brown County, South Dakota.

Parcel 2: Lots 7-12, inclusive, Block 62, Hagerty & Lloyd's Addition of the City of Aberdeen, Brown County, South Dakota.

Parcel 3: The vacated Jay Street between Blocks 62 and 63, Hagerty & Lloyd's Addition to the City of Aberdeen, Brown County, South Dakota.

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